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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 7, 1994
                                                           -------------


                               W. R. GRACE & CO.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    New York                     1-3720                        13-3461988
- - ----------------           --------------------           -------------------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                   Number)                  Identification No.)
incorporation)




              One Town Center Road, Boca Raton, Florida  33486-1010
             -------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code: 407/362-2000
                                                    ------------


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 Item 5.   OTHER EVENTS.


          On April 7, 1994, W. R. Grace & Co. and its wholly owned subsidiary,
W. R. Grace & Co.-Conn. (collectively, "Grace"), entered into a Selling Agency Agreement relating to the offering from time to time of Medium-Term Notes, Series A ("Notes"), with an aggregate issue price of up to $300 million. Information concerning the Notes and related matters is set forth in Grace's Prospectus dated April 7, 1994, as supplemented by a Prospectus Supplement dated April 7, 1994, which have been filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          The following are being filed as exhibits to this Report:

          (a)  Selling Agency Agreement dated April 7, 1994;

          (b)  form of Fixed Rate Note; and

          (c)  form of Floating Rate Note.


                                       -2-

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                               W. R. GRACE & CO.
                                        ------------------------------
                                                 (Registrant)



                                        By       s/Robert B. Lamm
                                           --------------------------------
                                                 Robert B. Lamm
                                             Vice President and Secretary

Dated: May 3, 1994

                                       -3-

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                                 W. R. Grace & Co.

                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION

1                      Selling Agency Agreement
                       dated April 7, 1994

4.1                    Form of Fixed Rate Note

4.2                    Form of Floating Rate Note